MERRILL LYNCH LIFE INSURANCE COMPANY
Merrill Lynch Variable Life Separate Account
Supplement Dated May 1, 2010
to the Prospectus For
LEGACY POWER (Dated May 1, 2002)

Please note the following changes:

Name Change:
Subject to regulatory approval, on or about July 1, 2010 Merrill Lynch Life Insurance Company will change its name to: Transamerica Advisors Life Insurance Company.  Upon approval of the name change, all references in your respective prospectus(es) to Merrill Lynch Life Insurance Company should be changed to:

Transamerica Advisors Life Insurance Company

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INVESTMENT DIVISIONS:

Please note the following changes to the underlying portfolios for your product:

MLIG Variable Insurance Trust:

•	Roszel/Delaware Trend Portfolio was liquidated; and
•	Roszel/Allianz CCM Capital Appreciation Portfolio was liquidated.

AIM Variable Insurance Funds:

•	As a result of a merger, the name of the Fund now appears as Aim Variable Insurance Funds (Invesco Variable Insurance Funds)
•	AIM V.I. International Growth Fund was renamed Invesco V.I. Capital Appreciation Fund
•	AIM V.I. Core Equity Fund was renamed Invesco V.I. Core Equity Fund

BlackRock Variable Series Funds, Inc.:

•	BlackRock Fundamental Growth V.I. Fund was renamed BlackRock Capital Appreciation V.I. Fund